UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2020

FGL HOLDINGS

(Exact name of registrant as specified in its charter)

Cayman Islands	001-37779	98-1354810
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4th Floor

Boundary Hall, Cricket Square

Grand Cayman, Cayman Islands

KY1-1102

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 1 (345) 947-5614

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, par value $.0001 per share	FG	New York Stock Exchange
Warrants to purchase ordinary shares	FG WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On Thursday, April 23, 2020 at 12:00 p.m. Eastern Time, Christopher O. Blunt, President and Chief Executive Officer of FGL Holdings (“F&G”), will participate in a conference call scheduled by Fidelity National Financial, Inc. (“FNF”) to discuss FNF’s first quarter 2020 earnings. Mr. Blunt will participate in the conference call and may discuss and answer questions regarding F&G and its business and operations in light of the pending merger transaction between F&G and FNF.

Those wishing to participate via the webcast should access the call through FNF’s Investor Relations website at fnf.com. Those wishing to participate via the telephone may dial-in at 1-877-407-0784 (USA) or 1-201-689-8560 (International). The conference call replay will be available via webcast through FNF’s Investor Relations website at fnf.com. The telephone replay will be available from 3:00 p.m. Eastern Time on April 23, 2020, through April 30, 2020, by dialing 1-844-512-2921 (USA) or 1-412-317-6671 (International). The access code will be 13701392.

The information in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by F&G under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995: This Current Report on Form 8-K contains, and certain oral statements made by our representatives from time to time may contain, forward-looking statements relating to F&G, including statements relating to the proposed transaction and related matters. Such statements are subject to risks and uncertainties, many of which are beyond the control of F&G and FNF, that could cause actual results, events and developments to differ materially from those set forth in, or implied by, such statements. These statements are based on the beliefs and assumptions of the management of F&G and FNF, respectively. Forward-looking statements are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions. Factors that could cause actual results, events and developments to differ include, without limitation: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement with FNF; (2) the outcome of any legal proceedings that may be instituted against F&G or FNF following the announcement of the merger agreement and the transactions contemplated therein; (3) the inability to complete the transactions contemplated by the merger agreement, including due to failure to obtain approval of the shareholders of F&G or other conditions to closing in the merger agreement; (4) delays in obtaining or the inability to obtain necessary regulatory approvals (including approval from insurance regulators) required to complete the transactions contemplated by the merger agreement; (5) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement or could otherwise cause the transactions contemplated by the merger agreement to fail to close; (6) the risk that the transactions contemplated by the merger agreement disrupt current plans and operations of F&G or FNF as a result of the announcement thereof; (7) the ability to recognize the anticipated benefits of the transactions contemplated by the merger agreement, which may be affected by, among other things, competition, the ability of the management of F&G and FNF to grow and manage their respective businesses profitably and to retain their key employees; (8) costs related to the transactions contemplated by the merger agreement; (9) changes in applicable laws or regulations; (10) the risk that the transactions contemplated by the merger agreement will not qualify for their intended tax treatment; (11) adverse legal and regulatory developments or determinations or adverse changes in, or interpretations of, U.S. or other foreign laws, rules or regulations, including tax laws, rules and regulations, that could delay or prevent completion of the transactions contemplated by the merger agreement, cause the terms of such transactions to be modified or change the anticipated tax consequences of such transactions; (12) the possibility that F&G or FNF may be adversely affected by other economic, business, and/or competitive factors, as well as the impact on the business, operations, results of operations and trading prices of the shares of F&G and FNF arising out of the COVID-19 outbreak; and (13) other risks and uncertainties identified in F&G’s and FNF’s filings with the U.S. Securities and Exchange Commission (the “SEC”). Each of F&G and FNF cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither F&G nor FNF undertakes or accepts any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, subject to applicable law. The information contained in any website referenced herein is not, and shall not be deemed to be, part of or incorporated into this Current Report on Form 8-K.

All forward-looking statements described herein are qualified by these cautionary statements and there can be no assurance that the actual results, events or developments referenced herein will occur or be realized. Neither F&G nor FNF undertakes any obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results, except as required by law.

Additional Information about the Proposed Transaction and Where to Find It

This Current Report on Form 8-K relates to a proposed transaction between F&G and FNF, which is the subject of a registration statement and relevant solicitation materials filed by FNF with the SEC. In connection with the proposed transaction, FNF has filed with the SEC a registration statement on Form S-4 that includes a proxy statement of F&G and a prospectus of FNF, as well as other relevant documents concerning the proposed transaction. This Current Report on Form 8-K is not a substitute for the registration statement and relevant solicitation materials that FNF has or will file with the SEC or any other documents which FNF may send to its or F&G’s shareholders in connection with the proposed transaction. Investors and security holders are urged to carefully and entirely read the registration statement and relevant solicitation materials and all other relevant documents, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction and related matters. These documents will be available at no charge on the SEC’s website at www.sec.gov. In addition, documents will also be available for free from F&G by contacting Jamie Lillis, Managing Director, Solebury Trout, (203)-428-3223, jlillis@soleburytrout.com.

Participants in the Solicitation

F&G and certain of its directors and executive officers may be deemed to be participants in any solicitation of shareholders in connection with the proposed transaction. Information about F&G’s directors and executive officers who may be deemed to be participants in the solicitation, including a description of their direct and indirect interests, by security holdings or otherwise, is set forth in the preliminary proxy statement/prospectus included in the registration statement on Form S-4 filed with the SEC by FNF on April 1, 2020 with respect to the proposed transaction.

No Offer or Solicitation

This Current Report on Form 8-K is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 23, 2020	FGL Holdings

	By:	/s/ Eric L. Marhoun
	Name:	Eric L. Marhoun
	Title:	Executive Vice President, General Counsel and Secretary